As filed with the Securities and Exchange Commission on April 30, 2014

File Nos. 002-68483 and 811-3079

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 43	☒

(Check appropriate box or boxes)

NORTHEAST INVESTORS GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

100 High Street

Boston, Massachusetts, 02110

(Address of Principal Executive Offices)

(617) 523-3588

(Registrant’s Telephone Number, including Area Code)

William A. Oates, Jr.

Northeast Investors Growth Fund, President

100 High Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Copy to:

Leonard A. Pierce, Esq.

Wilmer Cutler Pickering Hale and Dorr

60 State Street

Boston, MA 02109

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

NORTHEAST INVESTORS GROWTH FUND

Corporate Headquarters	Shareholder Services
100 High Street, Suite 1000	P.O. Box 2168
Boston, Massachusetts 02110	Denver, Colorado 80201
www. northeastinvestorsgrowthfund.com	1-855-755-NEIG (6344)

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

May 1, 2014

Trading Symbol - NTHFX

This prospectus explains the investment objective, policies, strategies and risks associated with the Fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference. Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective

Northeast Investors Growth Fund (the “Fund”) is a no-load fund whose investment objective is to produce long-term capital appreciation for its shareholders.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Wire Transfer Fee	$10

Annual Fund Operating Expenses
(Expenses Deducted From Fund Assets)
Management Fee	0.63%
Distribution (12b-1 Fees)	None
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.23%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$125	$390	$675	$1,487

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

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Principal Investment Strategies

The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

Principal Risks

General: Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money.

Stock Market Risk: Because the Fund invests primarily in common stocks, the value of your investment has the potential to decrease in response to changes in investor perception or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions. Historically, the performance of the stock market has been more volatile than the performance of the bond market. If a company is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

Portfolio Risks: Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund’s share price reacts to these factors will depend upon the Fund’s level of exposure to the companies or industries that are being affected.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 7 of the Prospectus.

Performance Information

The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance varied from one calendar year to another over the past ten years.

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Annual Total Returns:

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	8.56%	11.38%	9.24%	13.90%	-41.61%	29.05%	16.38%	-7.84%	12.42%	26.11%

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Best quarter: 2nd Quarter 2009, up 14.00%

Worst Quarter: 4th Quarter 2008, down 22.79%

The following table shows the average annual total returns of the Fund compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund’s returns.

Average Annual Total Return for the Periods Ended December 31, 2013:

Northeast Investors Growth Fund	1 Year	5 Years	10 Years
Return before taxes	26.11%	14.43%	5.60%
Return after taxes on distributions	20.62%	13.11%	4.77%
Return after taxes on distributions and sale of Fund shares	18.92%	11.67%	4.57%
Standard & Poor’s 500 Index[1]	32.39%	17.94%	7.41%

[1]	The unmanaged Standard & Poor’s 500 Index is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.

To calculate after-tax returns, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance - whether before taxes or after taxes – does not guarantee future results.

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Fund Management

Northeast Management & Research Company, Inc. (“NMR”) is the Fund’s investment manager. As investment manager, NMR is responsible for choosing the Fund’s investments. William A. Oates, Jr. is President of NMR and is also the President and Trustee of the Fund. He has served in these capacities since the Fund’s inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund’s portfolio and works with John F. Francini, Jr. and Nancy M. Mulligan in developing and executing the Fund’s investment program. Mr. Francini is a director of NMR and vice-president of the Fund; he has served in these capacities since 2007. Ms. Mulligan is also a director of NMR and vice-president of the Fund; she has served in these capacities since 2007.

Purchasing and Redeeming Shares

By Telephone/Fax:

You may purchase or redeem shares by telephone at 1-855-755-NEIG (6344) or by Fax at 1-866-205-1499.

On-Line:

You may purchase or redeem shares on-line at www.northeastinvestorsgrowthfund.com.

By Mail:

For purchases, mail your check and a completed account application to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement or you may use the Transaction Request form. For redemptions, mail your Transaction Request form to Northeast. Otherwise, send a signed letter and include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer). Mail to:

By regular mail	By overnight mail
Northeast Investors Growth Fund	Northeast Investors Growth Fund
P.O. Box 2168	ALPS Fund Services, Inc.
Denver, CO 80201	Attn: Transfer Agency
1290 Broadway, Suite 1100
Denver, CO 80203

Shares may be purchased or redeemed by check, wire or by ACH bank transfer. On-line purchases must be made by shareholders through ACH bank transfer; on-line redemptions proceeds will be remitted to shareholders by check or through ACH bank transfer. You generally buy and redeem shares at the Fund’s next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments; however, there is a $10 minimum for scheduled purchases and scheduled redemptions.

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Tax Information:

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial Intermediaries:

The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.

FUND PROFILE

Investment Objective

Northeast Investors Growth Fund (the “Fund”) is a no-load fund whose investment objective is to produce long-term capital appreciation for its shareholders.

Principal Investment Strategies

The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs). The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments.

Events in the financial markets have resulted in, and may again in the future cause, increased volatility. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Fund’s ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Management will determine when to buy and sell securities for the Fund based on each security’s relative attractiveness in light of the Fund’s primary objective of producing long-term capital appreciation.

Non-Principal Investment Strategies

In response to adverse market or economic conditions, the Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Fund should adopt a temporary defensive policy. When so invested, the Fund may not achieve its investment objective.

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Principal and Non-Principal Risks

General. Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money.

Stock Market Risks. Because the Fund invests primarily in common stocks, the value of your investment has the potential to decrease in response to changes in investor perception or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions. Historically, the performance of the stock market has been more volatile than the performance of the bond market. If a company is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

Portfolio Risks. Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund’s share price reacts to these factors will depend upon the Fund’s level of exposure to the companies or industries that are being affected.

“Growth Stock” Volatility. Growth stocks can perform differently and be more volatile than other types of stocks and the market as a whole. Growth stocks may be more sensitive to changes in revenues or earnings news than other types of stocks.

Foreign Exposure. There is an increased risk associated with investments in foreign securities. Declining foreign currencies or adverse economic or political events overseas can make the foreign markets more volatile than the U.S. market. Less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices in certain foreign jurisdictions. These risks are more pronounced to the extent the Fund invests significantly in one country or if the Fund invests in issuers in countries with emerging markets.

Manager Risk. Because the Fund is actively managed, its investment return depends on the ability of the Fund’s investment manager to manage its portfolio successfully. There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Please see the “Trustees and Officers” section in the Fund’s Statement of Additional Information (“SAI”) for a further discussion of risks.

Suitability

The Fund may be appropriate for investors who seek one or more of the following:

•	capital appreciation of their investment over the long-term;

•	a fund emphasizing established companies with consistent earnings growth

You should also consider the following:

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•	an investment in the Fund involves risk and should be part of a balanced investment program;

•	the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;

•	there is a risk that you could lose money by investing in the Fund, and there is no assurance that it will achieve its investment objective;

•	Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

FUND MANAGEMENT

Northeast Management and Research Company, Inc.

Northeast Management & Research Company, Inc. (“NMR”), located at 100 High Street, Boston, MA 02110, is the Fund’s investment manager. As the manager, NMR is responsible for choosing the Fund’s investments. NMR is subject to the general supervision of the Fund’s Trustees.

NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. William A. Oates, Jr. is President of NMR and is also the President and a Trustee of the Fund. He has served in these capacities since the Fund’s inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund’s portfolio and works with John F. Francini, Jr. and Nancy M. Mulligan in developing and executing the Fund’s investment program. Mr. Francini is a director of NMR and vice-president of the Fund; he has served in these capacities since 2007. Ms. Mulligan is also a director of NMR and vice-president of the Fund; she has served in these capacities since 2007.

Additional information related to each portfolio manager’s compensation, Fund ownership and other accounts managed may be found in the SAI.

NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund’s investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund’s executive management and office space.

A discussion regarding the basis for the Trustees approving the extension of the Advisory and Service Contract with NMR is available in the Fund’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2013.

From time to time a Trustee or an employee of Northeast Investors Growth Fund may express views regarding a particular company, security, industry or market sector. The views expressed

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by any such person do not necessarily represent the views of the Fund, NMR or its affiliate - Northeast Investment Management, Inc. - (collectively “Northeast”). Any such views are subject to change at any time based upon market or other conditions and Northeast disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Growth Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Northeast Investors Growth Fund and NMR personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund, pursuant to Codes of Ethics that establish procedures for personal investing and restrict certain transactions.

Transfer Agent

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s transfer agent and shareholder servicing agent. ALPS carries out all functions related to the maintenance of shareholder accounts, acquisition and redemption of shares and mailings to shareholders. ALPS also performs fund accounting services and determines the Fund’s Net Asset Value (“NAV”). ALPS is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Management Fee and Expenses

Pursuant to the Advisory and Service contract, the Fund pays NMR a fee at an annual rate of 1% on the first $10 million of the Fund’s average daily net assets, 0.75% on the next $20 million of such average daily net assets, and 0.50% on amounts in excess of the first $30 million of the Fund’s average daily net assets. For the fiscal year ended December 31, 2013, the management fee paid by the Fund to NMR was 0.63% of the Fund’s average net assets. Additional disclosure regarding compensation and Fund shares held beneficially by the Trustees and portfolio managers may be found in the SAI.

The Fund pays all of its expenses not expressly assumed by NMR. These include, but are not limited to, taxes, administration fees and expenses, custodian fees and expenses, legal and auditing fees and expenses, and the expense of qualifying shares for sale under federal and state laws and of complying with the laws and regulations of all governmental bodies regulating the Fund.

Sales Without “Sales Charge”

The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no “sales charge”, “load charge” or “12b-1 fee”. The purchase of shares of many other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.

SHAREHOLDER INFORMATION

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General Information

For account, product and service information, please contact us:

By Phone:	1-855-755-NEIG (6344)
By Fax:	1-866-205-1499
On-Line:	www.northeastinvestorsgrowthfund.com

By Mail:	Northeast Investors Growth Fund
P.O. Box 2168
Denver, CO 80201

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Growth Fund may reinvest all future distributions until you provide us with a valid mailing address.

Account Registrations

Some of the different ways to register your account with the Fund are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Fund.

Individual or Joint Tenant

For your general investment needs

Transfer on Death (TOD)/Pay on Death (POD)

Beneficiary designation on account (special application required)

Retirement

For tax-advantaged retirement savings

•	Traditional Individual Retirement Accounts (IRAs)

•	Roth IRAs

•	Roth Conversion IRAs

•	Rollover IRAs

•	Coverdell Education Savings Plan (formerly Educational IRAs)

•	Simplified Employee Pension Plans (SEP-IRAs)

Uniform Gifts or Transfers to a Minor Account (UGMA, UTMA)

To invest for a child’s education or other future needs

Trust

For money being invested by a trust

Business or Organization

For investment needs of corporations, associations, partnerships or other groups

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Buying Shares

Your initial investment must be accompanied by a completed application. The form one can be obtained from our website. You may purchase shares of the Fund at the per share net asset value (“NAV”) next determined after the Fund or an authorized broker or agent receives your purchase order. There is no sales charge or commission.

The Fund reserves the right to reject any purchase request that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Fund shares are monitored daily. Whenever such monitoring discloses that a shareholder has made purchases and sales of Fund shares within a 90 day period, further reviews are made to determine if the trading was excessive and, if so, whether the effect upon the Fund could be harmful. If it is determined that there could be such an effect, the shareholder will be warned or notified that further purchases of shares of the Fund will not be accepted. The Fund may reply to inquiries concerning its policies, but does not enter in arrangements with any person to permit frequent purchases and redemptions of Fund shares. The Fund does not consider transactions from automatic purchase or redemption plans in this category.

How to purchase shares

By Telephone/Fax:

You may make purchases to your already existing account by telephone at 1-855-755-NEIG (6344) or by Fax at 1-866-205-1499 and pay by check, wire or ACH bank transfer. The trade will be processed on the day your funds are received; in the case of ACH bank transfer, on the day of your request.

On-Line:

You may make purchases to your already existing account on-line at www.northeastinvestorsgrowthfund.com. All on-line purchases must be paid by ACH bank transfer.

By Mail:

Mail your check and a completed account application to Northeast Investors Growth Fund. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement or you may use the Transaction Request form. Otherwise, send a signed letter and be sure to include your account name and account number. Make your check payable to Northeast Investors Growth Fund and mail to:

By regular mail	By overnight mail
Northeast Investors Growth Fund	Northeast Investors Growth Fund
P.O. Box 2168	ALPS Fund Services, Inc.
Denver, CO 80201	Attn: Transfer Agency
1290 Broadway, Suite 1100
Denver, CO 80203

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You buy shares at the next determined NAV after Northeast Investors Growth Fund receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, you will buy your shares at that day’s NAV. This is known as trade date.

When you place an order to buy shares, note the following:

•	The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments; however, there is a $10 minimum for scheduled purchases and scheduled redemptions. The Fund, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirement accounts);

•	Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

•	The Fund does not accept cash, money orders, starter checks or post-dated checks for payment of share purchases;

•	No cancellations. The Fund will not cancel any transaction at the request of an investor once it has been initiated;

•	Future purchases - The Fund reserves the right to stop selling shares at any time, or to reject specific purchase requests;

•	The Fund may reject initial investments if certain required information is not provided on the new account application;

•	Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or cancelled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund’s automatic investment plan, regularly scheduled purchases (minimum $10) will be funded from your bank checking or savings account. As a shareholder you automatically have access to your accounts via automated telephone and on-line computer services unless you specifically decline them. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Brokers or dealers may accept purchase orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase shares without such additional charge by dealing directly with the Fund.

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Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a request for redemption to the Fund (see “How to sell shares” below). You will generally receive wire or ACH bank transfer proceeds within two business days after the receipt of your request in “good order.” If you request proceeds by check, you will generally receive your check within seven days after the receipt of such a request in “good order.” Proceeds will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock Exchange (NYSE) after the redemption request has been received. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. You will not receive interest on amounts represented by uncashed redemption checks.

How to sell shares

By Telephone/Fax:

You may redeem shares by telephone at 1-855-755-NEIG (6344) or by sending a Transaction Request Form by Fax at 1-866-205-1499. Otherwise, fax a signed letter and be sure to include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer). You may receive proceeds in the form of check, wire or ACH bank transfer.

On-Line:

You may redeem shares on-line at www.northeastinvestorsgrowthfund.com. All on-line redemption proceeds are sent to you via check or ACH bank transfer.

By Mail:

Mail your Transaction Request form to Northeast Investors Growth Fund. Otherwise, send a signed letter and be sure to include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer) and mail to:

By regular mail	By overnight mail
Northeast Investors Growth Fund	Northeast Investors Growth Fund
P.O. Box 2168	ALPS Fund Services, Inc.
Denver, CO 80201	Attn: Transfer Agency
1290 Broadway, Suite 1100
Denver, CO 80203

You redeem shares at the next determined NAV after Northeast Investors Growth Fund receives your redemption request in “good order.” As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, you will sell

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your shares at that day’s NAV. This is known as trade date.

A redemption request will be considered to be in “good order” if it meets the following requirements:

•	The request may be made by phone, fax, mail or on-line.

•	The request must identify the account number, name, number of shares or dollars to be redeemed and form of proceeds (check, wire, ACH bank transfer). Requests by fax or mail must be signed by all registered owners.

•	In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

•	If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

•	Redemption checks will only be made payable to the registered shareholder(s);

•	A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

•	Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or cancelled and monies withheld.

The Fund reserves the right to deliver assets, in whole or in part, in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash. If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

Brokers or dealers may accept sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, redeem shares without such additional charge by dealing directly with the Fund.

Computing Net Asset Value

The Fund computes net asset value per share by dividing the market value of all securities plus other assets—less liabilities—by the total number of shares outstanding. NAV is determined as of

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the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund’s portfolio securities. Securities and other assets for which market quotations are not readily available or are deemed unreliable (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to determine fair value of securities may include, but are not limited to, contractual restrictions, information of any recent sales, the analysis of the company’s financial statements, quotations, or evaluated prices from brokers-dealers and/or pricing services and information obtained from analysts. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. EST.

Short-Term Trading

The Fund is designed for long-term interests and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Short-term or excessive trading into and out of the Fund may harm performance by diluting the value of Fund shares held by long-term investors, by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Fund to utilize its line of credit or initiate portfolio transactions during unfavorable periods in markets in which the Fund trades. Excessive trading can also result in the Fund maintaining higher cash balances than it otherwise would, which may lower the Fund’s performance in times of rising markets. The costs incurred from the short-term traders are borne by all investors. While the Fund cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Fund does not receive the underlying individual trading activity, the Fund’s Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Fund has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. In General, the Fund policy is that one roundtrip transaction per 90 day period is not considered frequent and/or harmful. A second round trip within the same 90 day period will result in a warning notification being sent to the shareholder. A third round trip will result in the Fund restricting future purchases.

Dividends and Distributions

The Fund expects to declare and pay dividends from its net investment income annually and to distribute any net capital gains annually. The Fund also may pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund’s distributions:

(1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option;

(2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions

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will be automatically reinvested in additional shares of the Fund;

(3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: For quicker access to your cash distributions, the Fund recommends direct deposit for shareholders electing Option 2 or 3. If you elect to receive your distributions paid by check and your check remains uncashed for a period of more than six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. This prospectus provides only general tax information. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale or redemption of your shares.

If you are investing through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions or on gains from the redemption or sale of Fund shares until such distributions or gains are distributed to you from the account. These accounts are subject to complex tax rules, however, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

Taxes on Distributions: For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, regardless of whether paid in cash or reinvested in additional Fund shares. Distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income either will be taxable as ordinary income or as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate if the Fund receives and distributes certain qualified dividend income and certain other conditions are met by the Fund and the shareholder, including holding-period requirements. Distributions reported to you as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Also, effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale or redemption of Fund shares.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Taxes on transactions: You generally will have a capital gain or loss if you dispose of your Fund shares by redemption or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds that you receive and your cost basis for the shares that you redeem or sell. Beginning with the 2012 calendar year, the Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders cost basis information for

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Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if you are a C corporation, unless the Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules. Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Backup withholding - By law Northeast Investors Growth Fund must withhold 28% of any taxable distributions or redemptions from your account if you do not:

•	Provide us with your correct taxpayer identification number;

•	Certify that the taxpayer identification number is correct; and

•	Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Growth Fund is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Fund. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Fund.

Fund Policies

The Fund will make available the following:

•	Confirmation of each purchase and sale;*

•	Confirmation of your dividend/capital gains payments;*

•	Financial reports (every six months);*

•	Prospectus;*

•	Quarterly statements.

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*	These reports may be transmitted via the internet. Please visit us at www.northeastinvestorsgrowthfund.com for information on how to register for e-Delivery of confirmations and financial statements.

The Fund may charge a fee for the retrieval of certain historical account documents such as copies of prior year-end statements or account applications. When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2013 and December 31, 2012 has been audited by Grant Thornton LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights is included in the SAI, which is available upon request and without charge. Information for the years ended December 31, 2009 through and including 2011 has by audited by the Fund’s former independent registered public accounting firm.

	YEAR ENDING DECEMBER 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, BEGINNING OF YEAR	$16.67	$16.22	$17.60	$15.15	$11.74

INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.08	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	4.23	1.94	(1.40)	2.47	3.39

Total from investment operations	4.27	2.02	(1.38)	2.48	3.41

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.08)	(0.10)	0.00	(0.03)	0.00
From net realized gains	(3.60)	(1.47)	0.00	0.00	0.00

Total Distributions	(3.68)	(1.57)	0.00	(0.03)	0.00

NET ASSET VALUE, END OF YEAR	$17.26	$16.67	$16.22	$17.60	$15.15

TOTAL RETURN(b)	26.11%	12.42%	(7.84%)	16.38%	29.05%

Ratios & Supplemental Data
Net assets end of year (in 000s)	$76,054	$73,016	$76,191	$93,264	$92,364
Ratio to average daily net assets:
Expenses	1.23%	1.38%	1.40%	1.39%	1.60%
Net investment income	0.22%	0.44%	0.14%	0.03%	0.16%

PORTFOLIO TURNOVER RATE	82%	36%	49%	15%	36%

(a)	Average share method used to calculate per share data.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

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ADDITIONAL INFORMATION

You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus). The SAI may also be accessed on our website.

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund’s investments is available in the Fund’s Annual and Semiannual reports to shareholders. In each report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund’s performance during the period. The Annual and Semiannual reports may also be accessed on our website.

QUARTERLY FUND HOLDINGS. The Fund has adopted policies and procedures relating to disclosure of the Fund’s portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Fund’s Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed on Form N-Q with the Securities and Exchange Commission (“SEC”) and may be accessed on our website or the SEC’s website free of charge.

You may obtain a free copy of the Fund’s current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Transfer Agent at:

Northeast Investors Growth Fund

P.O. Box 2168

Denver, CO 80201

1-855-755-NEIG (6344)

NEIG@alpsinc.com

www.northeastinvestorsgrowthfund.com

You can also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Fund’s reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

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NORTHEAST INVESTORS GROWTH FUND

Corporate Headquarters	Shareholder Services
100 High Street, Suite 1000	P.O. Box 2168
Boston, Massachusetts 02110	Denver, Colorado 80201
www.northeastinvestorsgrowthfund.com	1-855-755-NEIG (6344)

SHARES OF BENEFICIAL INTEREST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

Trading Symbol - NTHFX

This Statement of Additional Information supplements the Prospectus for the Fund May 1, 2014 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address, by calling the telephone number above or by visiting our website at www.northeastinvestorsgrowthfund.com. This Statement of Additional Information is not a Prospectus.

THE FUND

Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL INFORMATION

As explained in the Prospectus, the Fund’s objective is to produce long-term capital appreciation for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in corporate bonds.

Bank Deposits – In lieu of leverage, the Fund may invest in a federally insured interest bearing bank deposit account in order to meet cash needs, both realized and anticipated. For this purpose the Fund will utilize Union Bank’s Institutional Deposit Account II (“ITDA-II”). ITDA-II is a federally insured interest bearing bank deposit account. The interest rate is based on market conditions and is determined at the bank’s discretion. The applicable interest rate may change as often as daily. Interest accrues on the principal amount in the account each day and is credited monthly. The Federal Deposit Insurance Corporation (“FDIC”) insures deposits of federally insured banks and savings and loan associations up to $250,000. The Fund anticipates holding cash in ITDA-II at levels which - at times – may exceed the FDIC limit.

Fund Policies

In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not: (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities); (2) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund’s portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund’s assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record; (6) Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof; (7) Invest in companies for the purpose of exercising control or management; (8) Buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others; (10) Make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund’s total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund; (11) Purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5%

of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks to raise money for investment or to meet redemption requests in an amount which does not exceed 25% of the Fund’s total assets.

In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund’s net assets being invested in such securities.

The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

In response to adverse market or economic conditions, the Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Fund should adopt a temporary defensive policy.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund’s objective of producing long-term capital appreciation. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2013 and 2012 the rates of total portfolio turnover were 82% and 36% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

The Fund has adopted policies and procedures with respect to the disclosure of portfolio securities. The Fund will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Fund will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Fund will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to certain third party providers for services which require access the Fund’s portfolio. For example, our independent registered public accounting firm performs annual audits which require access to the Fund’s portfolio. Also the Fund’s custodian and transfer agent maintain an up-to-date list of the Fund’s holdings. Each of these parties is contractually and ethically prohibited from sharing or trading on the Fund’s portfolio information. The Fund may also make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. No arrangements for selective disclosure of portfolio holdings outside of this policy currently exist, and it is the Fund’s policy not to honor any requests for such disclosure. The Fund does not receive any compensation for holdings information.

The Fund and its investment adviser have adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund or NMR personnel for their own accounts, but requires pre-approvals for certain investments and systematic reporting as required by law.

The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

TRUSTEES AND OFFICERS

The Trustees of the Fund are William A. Oates Jr., John C. Emery, Michael Baldwin, and F. Washington Jarvis. Under Massachusetts law, the Trustees are generally responsible for overseeing the operation and management of the Fund. The table below provides certain information about the Fund’s Trustees and Officers. The mailing address for the Trustees and Officers of the Fund is 100 High Street, Suite 1000, Boston, MA 02110-2301.

Name/Age/Service *	Position	Principal Occupation(s) and Other Directorships During the Past Five Years
Interested Trustees and Fund Officers

William A. Oates, Jr. ** Age: 71 Years of Service: 33	Trustee and President	Trustee and President of Northeast Investors Growth Fund; President and Director of Northeast Investment Management, Inc.; President and Director of Northeast Management & Research Co., Inc.

Robert B. Minturn Age: 74 Years of Service: 33	Clerk; Vice President; Chief Legal Officer	Officer of Northeast Investors Trust; Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc.

Richard M. Manoogian Age: 50 Years of Service: 2	Chief Compliance Officer	Chief Compliance Officer of Northeast Investors Growth Fund; Director and Chief Compliance Officer of Northeast Investment Management, Inc.; Chief Compliance Officer of Northeast Management & Research Co., Inc.

John F. Francini, Jr Age: 45 Years of Service: 6	Chief Financial Officer	Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc. and Northeast Management & Research Co., Inc.

Robert M. Kane Age: 38 Years of Service: 13	Vice President	Officer of Northeast Investors Growth Fund (Chief Compliance Officer until Feb. 2012); Officer of Northeast Investment Management, Inc.

Nancy M. Mulligan Age: 46 Years of Service: 6	Vice President	Officer of Northeast Investors Growth Fund; Director and Officer of Northeast Investment Management, Inc. and Northeast Management & Research Co., Inc.

Independent Trustees

John C. Emery Age: 83 Years of Service: 33	Trustee	Counsel, Law Firm of Sullivan & Worcester LLP; President of Boston Investment Company

Michael Baldwin Age: 73 Years of Service: 14	Trustee	Partner, Baldwin Brothers, Registered Investment Advisor

F. Washington Jarvis Age: 74 Years of Service: 10	Trustee	Director, ELM Program, Yale Divinity School; Headmaster Emeritus, Roxbury Latin School

*	The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.
**	Mr. Oates is an interested Trustee because of his affiliation with the Fund’s investment adviser.
***	None of the Trustees are directors or trustees of any other affiliated or unaffiliated registered investment companies nor do they hold directorships in other public companies.

The Trustees

William A. Oates, Jr. (Interested Trustee)

Mr. Oates has been the principal portfolio manager and Chief Executive Officer of the Fund since its inception in 1980. He is also a co-founder and principal portfolio manager for Northeast Investment Management, Inc. a manager of private accounts, and has been an investment professional for more than 40 years.

Michael Baldwin (Independent Trustee)

After previously working at Morgan Guaranty, in 1974 Mr. Baldwin founded Baldwin Brothers Inc., an asset manager servicing both private accounts and private investment companies.

John Emery (Independent Trustee)

Mr. Emery became a partner in the law firm of Sullivan and Worcester, LLP in 1968; he counsels clients on all issues relating to their wills, trusts and gifts with particular emphasis on taxation. He also settles estates and administers trusts.

F. Washington Jarvis (Independent Trustee)

Mr. Jarvis served for 30 years as Headmaster of Roxbury Latin School, where he was responsible for executive and management oversight of all aspects of the School. He is currently Director, ELM Program, Yale Divinity School.

The Board/Committees

The majority of the Fund’s Board of Trustees (the “Board”) are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board has not designated a Chairman.

The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Baldwin, Emery and Jarvis. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. The Audit Committee and Nominating and Governance Committee each met four times in the Fund’s last fiscal year. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Fund’s independent accountants. The provision of audit and non-audit services by the Fund’s independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today’s global investment environment. The Committee does not currently consider shareholder nominees and has not established a procedure for shareholders to nominate trustees.

The Fund believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Fund’s shareholders by having the independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure. In addition, the Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Fund may face, as described in the Fund’s prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Fund is subject. The Board reviews the Fund’s portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Fund, as described in the Fund’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Fund’s performance. It reviews the Fund’s periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appropriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Fund’s operations.

The Trustees, including the Trustees who are not “Interested Persons” acting separately, acted to approve the Fund’s investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMR’s profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser. Based upon its review, the Trustees concluded that it is in the best interest of the Fund to continue the investment advisory contract with NMR. In reaching this conclusion the Trustees made the following determinations: (1) NMR has demonstrated competitive return results versus both its peer group and relative market index for the 1, 3, 5 and 10 year periods (2) the expense ratio and management fee remain comparable to the category average and (3) NMR utilizes the necessary resources, capabilities, and personnel required to manage the Fund effectively. Additional information is included in the Fund’s semi-annual report to shareholders for the six-month period ended June 30, 2013.

The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee and Portfolio Manager at December 31, 2013.

Name of Trustees and Portfolio Managers	Dollar Range of Equity Securities in the Fund

Trustee Who Is an “Interested Person” of the Fund; Portfolio Managers

William A. Oates, Jr.	Over $100,000
John F, Francini, Jr.	$10,001 - $50,000
Nancy M. Mulligan	Over $100,000

Trustees Who Are Not “Interested Persons” of the Fund

F. Washington Jarvis	Over $100,000
John C. Emery	Over $100,000
Michael Baldwin	$10,001 - $50,000

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2013 was 179,532.931 shares (4.07%).As of March 31, 2014, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund.

ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. (“NMR”) serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund’s investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

Mr. Oates is deemed to “control” (as such term is defined in the Investment Company Act of 1940) NMR as a result of his ownership interest in NMR. Mr. Oates is also an “affiliated person” (as such term is defined in the Investment Company Act of 1940) of both the Fund and NMR. Mr. Oates is an affiliated person of the Fund in his capacity as President and Trustee of the Fund, and he is an affiliated person of NMR in his capacity as President, Director and holder of at least 5% of NMR’s voting securities. Richard Manoogian is also an affiliated person of the Fund in his capacity as Chief Compliance Officer, and he is an affiliated person of NMR in his capacity as Chief Compliance Officer. John Francini is also an affiliated person of the Fund in his capacity as Chief Financial Officer, and he is an affiliated person of NMR in his capacity as Director. Nancy Mulligan is also an affiliated person of the Fund in her capacity as Vice President, and she is an affiliated person of NMR in her capacity as Director. Robert Kane is also an affiliated person of the Fund in his capacity as Vice President, and he is an affiliated person of NMR in his capacity as an employee.

NMR provides office space to the Fund with the following expenses being the responsibility of the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations and of complying with other laws and regulations of all governmental bodies regulating the Fund, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) fees to the transfer agent/shareholder servicing agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (l) cost of reports to shareholders and expense of shareholders’ meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund.

The Fund pays NMR a fee at an annual rate of 1% on the first $10 million of the Fund’s average daily net assets, .75% on the next $20 million of such average daily net assets, and .50% on amounts in excess of the first $30 million of the Fund’s average daily net assets. For the Fund’s fiscal years ended December 31, 2013, 2012, and 2011, the advisory fee was $472,868, $488,646, and $527,019, respectively. The Fund also pays all brokers’ commissions in connection with its portfolio transactions.

The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

ADMINISTRATION AGREEMENT

Pursuant to an administrative agreement between the Fund and ALPS Fund Services, Inc. (“ALPS”), the Fund pays ALPS for certain administrative services including – but not limited to – preparing financial statements, coordinating meetings of the Fund’s board of trustees, managing the invoice approval process, maintaining the Fund’s budget, coordinating Blue Sky compliance, obtaining the fidelity bond and other insurance, and overseeing regulatory filings.

For the period January 1, 2013 – December 31, 2013, ALPS received from the Fund fees for administrative services totaling $96,999. For the period October 1, 2012 through December 31, 2012, ALPS received from the Fund fees for administrative services totaling $24,377.

Prior to October 1, 2012, NMR was retained to provide these services under an Administrative Agreement effective March 1, 2012. For providing these services, NMR was to receive a fee of $185,000 per annum. Prior to March 1, 2012, NMR provided these services pursuant to a Reimbursement Agreement effective September 1, 2011. For the period January 1, 2012 through September 30, 2012, NMR received from the Fund fees for administrative services totaling $130,786. For the period September 1, 2011 through December 31, 2011, NMR received from the Fund fees for administrative services totaling $54,078.

The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2013 to the Trustees, President and Officers of the Fund.

Name and Position	Aggregate Compensation Paid by the Fund
John C. Emery, Trustee	$10,000
Michael Baldwin, Trustee	$10,000
F. Washington Jarvis, Trustee	$10,000
William A. Oates, Jr. President & Trustee	$0.00
Robert B. Minturn, Clerk & Vice President	$0.00
Richard G. Manoogian, Chief Compliance Officer (effective 3/1/12)	$0.00
John F. Francini, Jr., Chief Financial Officer	$0.00
Robert M. Kane, Vice President	$0.00
Nancy M. Mulligan, Vice President	$0.00

The Fund is not currently providing retirement benefits to any Trustee. Portfolio managers of NMR are compensated by NMR. Mr. Oates is the owner of NMR and his compensation is effectively the net profits of NMR. Mr. Francini and Ms. Mulligan are not owners of NMR. Their compensation consists of an annual bonus which is based on overall market conditions, the nature of their responsibilities and the performance in their roles. Their compensation is not based on the value of assets held in the Fund or by the performance of the Fund.

Messrs. Oates and Francini and Ms. Mulligan also provide portfolio management services to clients of Northeast Investment Management, Inc. (“NIM”). As of December 31, 2013, Mr. Oates provided such services to approximately 570 accounts having assets of approximately $900 million; Mr. Francini to approximately 340 accounts (some of which are co-managed with Mr. Oates or Ms. Mulligan) having assets of approximately $410 million; Ms. Mulligan to approximately 540 accounts (some of which are co-managed with Mr. Oates or Mr. Francini) having assets of approximately $680 million.

These accounts do not have interests that conflict with the Fund as they generally utilize a similar investment strategy of highly liquid, freely tradable securities and none of them have incentive or performance based advisory fees.

CUSTODIAN, TRANSFER AGENT AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Fund is Union Bank NA, 350 California St. 6th Floor, San Francisco, CA 94104. The custodian maintains custody of the Fund’s assets. The custodian of record for qualified retirement accounts is Colorado State Bank & Trust Company, 1600 Broadway, Denver, Colorado. The Transfer and Shareholder Servicing Agent, which also acts as dividend-paying agent, is ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado.

The independent registered public accounting firm for the Fund is Grant Thornton LLP, 75 State Street, Boston, MA 02113. Grant Thornton LLP audited the Fund’s 2013 and 2012 financial statements included in the annual report to shareholders and reviews the Fund’s federal income and excise tax returns. The Fund’s former independent registered public accounting firm audited the Fund’s financial statements included in the annual report to shareholders for years 2009 through 2011.

BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR’s policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker’s services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. The Fund does not consider the receipt of research services in selecting brokers. No person acting on the Fund’s behalf is authorized to pay a broker a higher brokerage commission than another broker might have charged for the same transaction, in recognition of the value of research services provided by the broker. During 2013, 2012, and 2011, the Fund paid brokerage commissions of $35,546, $16,821, and $38,569, respectively.

PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, with the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund’s shares is determined by dividing the market value of the Fund’s securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. For a further description of the Fund’s fair value pricing methodologies, see the Prospectus. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund; (ii)

the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and (iii) customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder’s open account. Shares held in an open account may be redeemed as described in the Prospectus under “Selling Shares”. Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash. The Fund no longer issues shares in certificate form.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $10) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check, wire or ACH Bank transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time. An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, may be excludable or deductible from the participant’s income for U.S. federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Reinvested dividends and other distributions accumulate free from U.S.

federal income tax while the shares of the Fund are held in the plan. Subject to certain exceptions discussed below, distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional U.S. federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Colorado State Bank & Trust Company serves as custodian of record for each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA, Roth IRA and Education Savings Account

An individual may open his own Individual Retirement Account (“IRA”),Roth IRA or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual’s adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains generally accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Fund’s policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are reinvested in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

The Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code. If the Fund continues to qualify for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

For U.S. federal income tax purposes, distributions from the Fund generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income, or, if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Internal Revenue Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. Commencing in 2013, the applicable reduced maximum federal income tax rate on qualified dividend income and capital gains varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Effective for taxable years beginning after December 31, 2012, a new 3.8% Medicare tax is now imposed on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” generally includes taxable dividends (including capital gain dividends)and capital gains recognized from redemptions or sales of shares of mutual funds, such as the Fund. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

While the Fund’s net capital losses for any year cannot be passed through to you any such losses incurred by the Fund in a taxable year of the Fund commencing prior to December 23, 2010 can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years and any such losses incurred by the Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital loses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction. The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in a reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold or redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale or redemption and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts.

Any loss realized by shareholders upon the sale or redemption of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold or redeemed.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions or sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed or sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities

(such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if you are a C corporation, unless you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report the cost basis of covered shares that are redeemed or sold after January 1, 2012 to the IRS and to you pursuant to these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you hold Fund shares directly, you may request that your cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. Please contact the Fund to make, revoke or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining your cost basis.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed or sold. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax return.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or redemptions of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to backup withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.

While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by the Fund on or after such date.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental

Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address, and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale or redemption of your Fund shares.

CAPITAL SHARES

The Fund has only one class of securities - shares of beneficial interest without par value - of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund’s assets. The Fund is advised by counsel (Wilmer Cutler Pickering Hale and Dorr LLP) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Fund. The purpose of these guidelines is simple: to promote the accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company’s business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1)	Proposals seeking approval of equity-based compensation, including stock option plans

2)	Proposals relating to changes in corporate control

3)	Proposals that affect shareholder rights, including voting rights

4)	Proposals for the election of directors

5)	Proposals relating to social and corporate responsibility issues

6)	Proposals for the approval of independent auditors

Equity-based Compensation Plans

In general, the Fund opposes stock-related compensation unless it is a reasonably designed plan that aligns the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The Fund will vote in favor of proposals for the expensing of stock options.

Corporate Control

The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company’s securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as “poison pills”, we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We will carefully review proposals to increase capital stock and generally oppose so-called “blank check” preferred stock. We favor non-classified boards of directors.

Shareholder Rights

The Fund views the exercise of shareholders’ rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors

The Fund believes the election of directors and an independent board is key to good corporate governance. Directors are expected to be competent, qualified individuals and they should be accountable, responsive to shareholders and should exercise reasonable judgment. The Fund supports an independent board of directors and generally prefers that committees such as audit and nominating committees be comprised of independent members.

Corporate and social policy issues

The Fund believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of independent registered public accounting firm

The Fund believes that the relationship between the company and its independent registered public accounting firm should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940 (the “independent Trustees”); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Fund’s voting record for the most recent 12-month period ended June 30 may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:	(	ERV	)	1/N	–1
P

P =	a hypothetical initial payment of $1,000
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total return as described above. The Fund’s total returns for the one, five and ten year periods ended December 31, 2013 are set forth in the Prospectus.

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Fund’s performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are filed at www.SEC.gov with this Statement of Additional Information:

1.	Schedule of Investments as of December 31, 2013;
2.	Statement of Assets and Liabilities as of December 31, 2013;
3.	Statement of Operations for the Year Ended December 31, 2013;
4.	Statement of Changes in Net Assets for each of the two years for the period ended December 31, 2013;
5.	Notes to Financial Statements for the year ended December 31, 2013;
6.	Report of Grant Thornton LLP, Independent Registered Public Accounting Firm

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	Restated Agreement and Declaration of a Massachusetts business trust as amended through 1987 (filed with Post-Effective Amendment No. 28 and incorporated by reference herein).

(b)	Not Applicable

(c)	Reference is made to Form of Certificate representing shares of beneficial interest (filed with Post-Effective Amendment No. 28 and incorporated by reference herein) and to Article VIII of the Restated Agreement and Declaration of a Massachusetts business trust as amended through 1987 (filed with Post-Effective Amendment No. 28 and incorporated by reference herein).

(d)	Advisory and Service Contract (filed with Post-Effective Amendment No. 28 and incorporated by reference herein).

(e)	Not Applicable

(f)	Not Applicable

(g)(1)	Form of Custodian Agreement (filed herewith).

(g)(2)	Form of Fee Schedule to the Custodian Agreement (filed herewith).

(h)(1)	Fund Administration Agreement (filed with Post-Effective Amendment No. 39 and incorporated by reference herein).

(h)(2)	Fund Accounting and Services Agreement (filed with Post-Effective Amendment No. 39 and incorporated by reference herein).

(h)(3)	Transfer Agency and Services Agreement (filed with Post-Effective Amendment No. 39 and incorporated by reference herein).

(i)	Legal Opinion as to Due Authorization and Issuance of Shares (filed with Post-Effective Amendment No. 39 and incorporated by reference herein.

(j)(1)	Legal Consent (filed herewith).

(j)(2)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Code of Ethics (filed with Post-Effective Amendment No. 39 and incorporated by reference herein).

Item 29. Persons Controlled by or Under Common Control With Registrant

Not Applicable

Item 30. Indemnification

Registrant’s Declaration of Trust contains the following provisions:

“Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law.”

1

The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant’s Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Name of Northeast Management & Research Co., Inc. (“NMR”) Officer, Director or Partner	Other business or employment of substantial nature in past two fiscal years (outside of NMR)	Principal business address

William A. Oates, Jr. President & Director of NMR	Northeast Investment Management, Inc. (“NIM”) - President, Director and Portfolio Manager	100 High Street Boston, MA 02110

Nancy M. Mulligan Vice President, Clerk & Director of NMR	Officer of NIM	100 High Street Boston, MA 02110

John F. Francini, Jr. Vice President, Treasurer & Director of NMR	Officer of NIM	100 High Street Boston, MA 02110

Richard G. Manoogian Vice President & Chief Compliance Officer of NMR	Chief Compliance Officer of NIM	100 High Street Boston, MA 02110

Item 32. Principal Underwriters

Not Applicable

Item 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 100 High Street, Boston, Massachusetts and records relating to the duties of the Registrant’s transfer agent and fund accounting agent are maintained by ALPS, 1290 Broadway, Suite 1100, Denver, CO 80203.

Item 34. Management Services

None

Item 35. Undertakings

Not Applicable

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 30, 2014.

NORTHEAST INVESTORS GROWTH FUND

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/S/ William A. Oates, Jr. William A. Oates	Trustee and person performing functions of principal executive officer	April 30, 2014

/S/ John F. Francini, Jr. John F. Francini, Jr.	Chief Financial and Accounting officer	April 30, 2014

/S/ John C. Emery John C. Emery	Trustee	April 30, 2014

/S/ Michael Baldwin Michael Baldwin	Trustee	April 30, 2014

/S/ F. Washington Jarvis Washington Jarvis	Trustee	April 30, 2014

EXHIBIT INDEX

Exhibit	Document Title
(g)(1)	Form of Custodian Agreement

(g)(2)	Form of Fee Schedule to the Custodian Agreement (filed herewith).

(j)(1)	Legal Consent.

(j)(2)	Consent of Independent Registered Public Accounting Firm.